Income Tax	9 Months Ended
Sep. 30, 2020
OAK Street Health Inc and Affiliates [Member]
Income Tax

NOTE 11. INCOME TAX

The most significant impact to the Company’s effective tax rate is related to the tax treatment of certain equity compensation. However, the Company was still in a tax loss and net deferred tax asset position after this adjustment. As a result, and in accordance with accounting standards, the Company recorded a valuation allowance to reduce the value of the net deferred tax assets to zero. The Company’s effective tax rate as of September 30, 2020 was 0.0%. This was unchanged from the previous year.

Following the completion of the IPO in August 2020, the income tax expense for the three and nine-months ended September 30, 2020 and 2019 remains zero.